EXHIBIT 10.30.1

AMENDMENT NO. 1 TO LICENSE AGREEMENT AND S&E AGREEMENT

April 21, 2005

Dr. John Whisnant

Senior Vice President, Drug Development

Coley Pharmaceutical Group, Inc.

93 Worcester Road, Suite 101

Wellesley, MA 02481

Re:	Amendment No. 1 to License Agreement and S&E Agreement

Dear Dr. Whisnant,

This letter makes reference to the License Agreement (the “License Agreement”), dated as of March 16, 2005, among Coley Pharmaceutical Group, Inc. (“Coley”), Coley Pharmaceutical Group, Ltd., Coley Pharmaceutical Group GmbH and Pfizer Inc. (“Pfizer”) and the Screening and Evaluation Agreement (the “S&E Agreement”), dated as of March 16, 2005, between Coley and Pfizer. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the License Agreement.

Coley and Pfizer hereby agree that the following provisions of the License Agreement shall be amended as set forth below:

1. In Section 8.2(a)(ii), the words “except pursuant to the agreement with its Third Party licensee as in effect as of the date hereof and listed on Schedule 1.28,” shall be replaced with the following language: “except pursuant to the agreements with its Third Party licensees as in effect as of the date hereof and listed on Schedule 1.28 and the first contract listed on Schedule 8.2(a)”.

2. Sections 10.1(c) and (d), all references to “the Screening and Evaluation Agreement and the Stock Purchase Agreement” shall be changed to “each of the Ancillary Agreements”.

3. In Section 10.1(e), the words “the Screening and Evaluation Agreement or the Stock Purchase Agreement” shall be changed to “any of the Ancillary Agreements”.

4. In Sections 10.2(a) and (b), all references to “the Screening and Evaluation Agreement” shall be changed to “each of the Ancillary Agreements”.

5. In Sections 10.2(c) and (d), all references to “or the Screening and Evaluation Agreement” shall be changed to “or any of the Ancillary Agreements”.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

6. Section 12.1(e) shall be amended and restated in its entirety as follows: “In addition to the termination rights specified in this Section 12.1, PFIZER shall have the termination rights specified in Section 4.10(m) and Section 12.4, [*** ********************************************************].”

7. In Section 12.2(d)(i), the words “Required Authority” shall be changed to “Regulatory Authority”.

8. In Section 12.2(d), the last words of such Section shall be amended to change the words “the foregoing clauses (i) through (vii)” to “the foregoing clauses (i) through (vi)”.

9. In Section 13.2(b), the words “with respect to any claim which is covered by Section 13.2” shall be added immediately following the parenthetical.

10. Section 15.6 shall be amended and restated in its entirety as follows: “The provisions of Sections 2.4, 4.8(c), 6.5, 6.6, 9.1, 12.2, 13, 14 and 15 shall survive the expiration or termination of this Agreement, as well as any other provision of this Agreement, which, by its terms, is stated or required to survive the expiration or termination this Agreement. In addition, any other provisions required to interpret and enforce the parties’ rights and obligations or to wind up their outstanding obligations under this Agreement shall survive to the extent required.”

Coley and Pfizer hereby further agree that Section 3.2 of the S&E Agreement shall be amended to change the words “in Schedule 10.1(g)(ii) of the License Agreement” to “on Schedule 1.28 and the first contract listed on Schedule 8.2(a) of the License Agreement”.

Except as otherwise specifically stated herein, all other terms of the License Agreement and the S&E Agreement shall remain in full force and effect.

This letter amendment may be signed in one or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Please sign below to confirm your agreement with the foregoing.

Sincerely,

Pfizer Inc.

/s/ David Reid
Name:	David Reid
Title:	Assistant Secretary

Accepted and agreed on behalf of

Coley Pharmaceutical Group, Inc. and affiliates:

/s/ John Whisnant
Name:	John Whisnant
Title:	Senior Vice President, Drug Development

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.